UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2007
UDR, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-10524 (Commission File Number)	54-0857512 (I.R.S. Employer Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	Material Modification to Rights of Security Holders.
     As described in Item 5.03 below, on May 30, 2007, UDR, Inc. (the “Company”), filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary (the “Articles Supplementary”) establishing the rights and preferences of the Company’s 6.75% Series G Cumulative Redeemable Preferred Stock, no par value (the “Series G Preferred Stock”). Delivery of the shares of the Series G Preferred Stock will be made on May 31, 2007 pursuant to the terms of the Underwriting Agreement described in Item 8.01 below. A copy of the Articles Supplementary, which became effective on May 30, 2007, is attached as Exhibit 3.4 to the Company’s Form 8-A registration statement, dated and filed with the Securities and Exchange Commission on May 30, 2007 (Commission File No. 1-10524), and is incorporated in this Item 3.03 by reference. The information disclosed in Items 5.03 and 8.01 below is also incorporated in this Item 3.03 by reference.
     As set forth in the Articles Supplementary, with respect to rights to receive dividends and to participate in distributions or payments upon liquidation, dissolution or winding up of the Company, the Series G Preferred Stock will rank senior to the Company’s common stock, $0.01 par value per share, and any other capital stock of the Company, now or hereafter issued and outstanding, the terms of which provide that such capital stock ranks, as to dividends and upon liquidation, dissolution or winding up of the Company, junior to the Series G Preferred Stock. The terms and provisions of the Series G Preferred Stock, as set forth in the Articles Supplementary, are incorporated herein by reference.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     As disclosed in Item 3.03 above, on May 30, 2007, the Company filed with the State Department of Assessments and Taxation of the State of Maryland the Articles Supplementary establishing the rights and preferences of the Series G Preferred Stock. A copy of the Articles Supplementary, which became effective on May 30, 2007, is attached as Exhibit 3.4 to the Company’s Form 8-A registration statement, dated and filed with the Securities and Exchange Commission on May 30, 2007 (Commission File No. 1-10524), and is incorporated in this Item 5.03 by reference.

ITEM 7.01.	Regulation FD Disclosure.
     Beginning May 30, 2007, the information included as Exhibit 99.1 to this report will be available on the Company’s website.

ITEM 8.01.	Other Events.
     On May 23, 2007, the Company entered into an Underwriting Agreement with Wachovia Capital Markets, LLC and the several underwriters named in Schedule A attached thereto, with respect to the issuance and sale by the Company of 5,400,000 shares of the Company’s Series G Preferred Stock, with an option to purchase from the Company an additional 600,000 shares of the Series G Preferred Stock to cover over-allotments. The Underwriting Agreement is attached hereto and incorporated herein by reference as Exhibit 1.1. Morrison & Foerster LLP, as counsel to the Company, has issued its opinion with respect to the legality of the shares of the Series G Preferred Stock issued pursuant to the Underwriting Agreement. The legality opinion is attached hereto and incorporated herein by reference as Exhibit 5.1. Morrison & Foerster LLP has also issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.1.

ITEM 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated May 23, 2007, between the Company, Wachovia Capital Markets, LLC and the several underwriters named in Schedule A attached thereto.

3.1	Articles of Restatement (incorporated by reference to Exhibit 3.09 to the Company’s Current Report on Form 8-K dated July 27, 2005 and filed with the SEC on August 1, 2005 (Commission File No. 1-10524)).

3.2	Articles of Amendment to the Articles of Restatement dated and filed with the State Department of Assessments and Taxation of the State of Maryland on March 14, 2007 (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K dated March 14, 2007 and filed with the SEC on March 15, 2007 (Commission File No. 1-10524)).

3.3	Articles Supplementary relating to the Company’s 6.75% Series G Cumulative Redeemable Preferred Stock, dated

Exhibit No.	Description

and filed with the State Department of Assessments and Taxation of the State of Maryland on May 30, 2007 (incorporated by reference to Exhibit 3.4 to the Company’s Form 8-A Registration Statement dated and filed with the SEC on May 30, 2007).

4.1	Form of Certificate for Shares of the Company’s 6.75% Series G Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A Registration Statement dated and filed with the SEC on May 30, 2007).

5.1	Legality Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

99.1	Materials Relating to Mature Market Trends as of April 2007.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.
Date: May 30, 2007	/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated May 23, 2007, between the Company, Wachovia Capital Markets, LLC and the several underwriters named in Schedule A attached thereto.

3.1	Articles of Restatement (incorporated by reference to Exhibit 3.09 to the Company’s Current Report on Form 8-K dated July 27, 2005 and filed with the SEC on August 1, 2005 (Commission File No. 1-10524)).

3.2	Articles of Amendment to the Articles of Restatement dated and filed with the State Department of Assessments and Taxation of the State of Maryland on March 14, 2007 (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K dated March 14, 2007 and filed with the SEC on March 15, 2007 (Commission File No. 1-10524)).

3.3	Articles Supplementary relating to the Company’s 6.75% Series G Cumulative Redeemable Preferred Stock, dated and filed with the State Department of Assessments and Taxation of the State of Maryland on May 30, 2007 (incorporated by reference to Exhibit 3.4 to the Company’s Form 8-A Registration Statement dated and filed with the SEC on May 30, 2007).

4.1	Form of Certificate for Shares of the Company’s 6.75% Series G Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A Registration Statement dated and filed with the SEC on May 30, 2007).

5.1	Legality Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

99.1	Materials Relating to Mature Market Trends as of April 2007.